Filed Pursuant to Rule 497(a)
File No. 333-236415
Rule 482ad

Prospect Capital Announces Pricing of $150 Million in Aggregate Liquidation Preference of 5.35% Series A Perpetual Preferred Stock

NEW YORK, July 12, 2021 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today the pricing of an underwritten public offering of 6 million shares, or $150 million in aggregate liquidation preference, of newly designated 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”) at a public offering price of $25.00 per share. In addition, Prospect has granted the underwriters a 30-day option to purchase up to an additional 900,000 shares of Series A Preferred Stock solely to cover over-allotments. This offering is expected to close on July 19, 2021, subject to customary closing conditions.

Morgan Stanley, RBC Capital Markets and UBS Investment Bank are acting as joint book-running managers for this offering. Goldman Sachs & Co. LLC is acting as lead manager for this offering. Ladenburg Thalmann, InspereX, Wedbush Securities and William Blair are acting as co-managers for this offering.

Prospect expects to use the net proceeds of this offering to maintain and enhance balance sheet liquidity, including repayment of debt under its credit facility, if any, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Prospect before investing. The pricing term sheet dated July 12, 2021, the preliminary prospectus supplement dated July 12, 2021 and the accompanying prospectus dated February 13, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Prospect and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement and the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Prospect and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering of these securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from, (1) Morgan Stanley & Co. LLC toll-free at 1-800-584-6837; (2) RBC Capital Markets, LLC toll-free at 1-866-375-6829; or (3) UBS Securities LLC toll-free at 1-888-827-7275.

About Prospect Capital Corporation

Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectcap.com
Telephone (212) 448-0702